UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

EPAM Systems, Inc.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

	(1)	Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(2)	Form, Schedule or Registration Statement No.:
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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting of

EPAM Systems, Inc.

To Be Held On:

June 8, 2021 at 10:00 a.m. EDT

virtually at https://web.lumiagm.com/252625499 (password: epam2021)

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before May 25, 2021.

Please visit http://www.astproxyportal.com/ast/17464/, where the following proxy materials are available for view:

• Notice of Annual Meeting of Stockholders • Proxy Statement • Form of Electronic Proxy Card • Annual Report on Form 10-K

TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers) E-MAIL: info@astfinancial.com

WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials

TO VOTE:	ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM EDT the day before the meeting date.

VIRTUALLY AT THE MEETING: The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet, please visit https://web.lumiagm.com/252625499 (password: epam2021) and be sure to have your control number available.

MAIL: You may request a card by following the instructions above.

The Board of Directors recommends a vote “FOR” all Director nominees listed in item 1:	The Board of Directors recommends a vote “FOR” items 2, 3 and 5, and FOR every “1 YEAR” on proposal 4:

1. To elect two (2) Class III directors listed in the accompanying proxy statement to hold office for a three year term or until their successors are elected and qualified.	2. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2021.
NOMINEES: Arkadiy Dobkin Robert E. Segert

3. To approve, on an advisory and non-binding basis, the compensation for our named executive officers as disclosed in this Proxy Statement.

4. To approve, on an advisory and non-binding basis, the frequency in which future advisory votes on the compensation for our named executive officers will occur.

5. To approve the EPAM Systems, Inc. 2021 Employee Stock Purchase Plan.

Please note that you cannot use this notice to vote by mail.

ANNUAL MEETING OF STOCKHOLDERS OF

EPAM Systems, Inc.

June 8, 2021

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

Vote online until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet, please visit https://web.lumiagm.com/252625499 (password: epam2021) and be sure to have your control number available.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER

ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement, proxy card and Annual Report on Form 10-K are available at http://www.astproxyportal.com/ast/17464/

                Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.

∎ 00000333030403000000 5	060821

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” IN THE ELECTION OF DIRECTORS,

“FOR” PROPOSALS 2, 3 AND 5, AND FOR EVERY “1 YEAR” ON PROPOSAL 4.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS OF THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED: • “FOR ALL NOMINEES” FOR DIRECTOR DESCRIBED IN PROPOSAL 1 • “FOR” PROPOSAL 2 • “FOR” PROPOSAL 3 • FOR EVERY “1 YEAR” ON PROPOSAL 4 • “FOR” PROPOSAL 5 IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE NAMED ATTORNEYS-IN-FACT.		1.	To elect two (2) Class III directors listed in the accompanying proxy statement to hold office for a three year term or until their successors are elected and qualified.
NOMINEES:
				FOR	AGAINST	ABSTAIN
			Arkadiy Dobkin	☐	☐	☐
			Robert E. Segert	☐	☐	☐
		2.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2021.	☐	☐	☐

		3.	To approve, on an advisory and non-binding basis, the compensation for our named executive officers as disclosed in this Proxy Statement.	☐	☐	☐
			1 YEAR	2 YEARS	3 YEARS	ABSTAIN
		4.	To approve, on an advisory and non-binding basis, the frequency in which future advisory votes on the compensation for our named executive officers will occur. ☐	☐	☐	☐

				FOR	AGAINST	ABSTAIN
		5.	To approve the EPAM Systems, Inc. 2021 Employee Stock Purchase Plan.	☐	☐	☐

In their discretion the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

∎

Note:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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